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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 29, 1996





                            ELECTRONIC DESIGNS, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)





          DELAWARE                      0-21305                 04-3298416
          --------                      -------                 ----------
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)




One Research Drive, Westborough, Massachusetts                      01581
----------------------------------------------                      -----
  (Address of Principal Executive Offices)                        (Zip Code)



                                 (508) 366-5151
                                 --------------
              (Registrant's Telephone Number, Including Area Code)





              ----------------------------------------------------
              (Former Name, Former Address and Formal Fiscal Year,
                         if Changed Since Last Report)






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ITEM 5 - OTHER EVENTS

On October 23, 1996, Electronic Designs, Inc. ("EDI") and Silicon Valley Bank amended and restated its bank facility of October 10, 1995 (the "New Agreement"). The term loan is now $3,500,000 with scheduled quarterly payments over four years. The new interest rate is .5% above the Prime Rate (8.25%). The bank has also agreed to provide EDI with a $1,500,000 equipment facility to finance capital expenditures up to 80% of the equipment cost. Equipment purchased November 1, 1995 through July 23, 1997 may be financed using this facility. The rate on the equipment loan is 1% above the Prime Rate (8.25%) under the terms of the New Agreement. The revolving credit facility is available for up to $6,000,000 and will mature on October 22, 1997. The rate on the revolving line is .5% above the Prime Rate of (8.25%). A copy of the bank agreement is attached hereto EXHIBIT 5.1.

Pursuant to section 4.1 of Article IV of its Certificate of Incorporation, Electronic Designs, Inc. ("EDI") has elected to redeem on November 30, 1996 all shares of the 12% Series A Preferred Stock (the "Series A Shares"). The holders of the stock have the option to convert their shares to shares of EDI common stock ("Common Stock") by November 29, 1996 or receive $1,100 ("the Redemption Price") for each redeemed Series A share. Each Series A Share will be converted into 400 shares of Common Stock. The shares of Common Stock delivered to each holder after conversion will be registered under EDI's May 16, 1996 Form S-3 Registration Statement (the "Registration Statement").






























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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Electronic Designs, Inc.
                                                -----------------------
                                                (Registrant)





Dated:  October 29, 1996
                                                -----------------------------
                                                Frank D. Edwards,
                                                Senior Vice President and
                                                Chief Financial Officer






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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                           Sequential

Number                        Description                         Page No.
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5.1                           Loan and Security Agreement             5
















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